NOTE 7 - INCOME TAXES	9 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
NOTE 7 - INCOME TAXES

NOTE 7 - INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  The Company’s net current and deferred income tax provision are as follows:

Income Tax	Nine Months Ended September 30, 2013			Nine Months Ended September 30, 2012
Expense (Benefit)	Total	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations

Current:	$(281,702)	$(95,347)	$(186,355)	$1,866,730	$(30,416)	$1,897,146

The following is a reconciliation of the effective income tax rate to the Federal statutory rate:

	2013	2012
Statutory rate	30.00%	30.00%
State income taxes, net of Federal tax benefit	5.50	5.50
	35.50	35.50
Less: Valuation Allowance	9.50	—
	26.00%	35.50%

The accompanying unaudited condensed financial statements include refundable income taxes of $69,585 at September 30, 2013 and December 31, 2012. This amount represents the excess of federal and state income tax deposits over the expected tax liability.

During 2013, the Company recognized a deferred income tax benefit of approximately $282,000 arising from operating loss carrybacks. In addition, the Company recognized a deferred tax benefit of $119,000 resulting from the write-off of prepaid malpractice insurance policy premiums that will be amortized over a three year period for income tax reporting purposes. The Company recorded a valuation allowance of $119,000 for the deferred tax benefit because of uncertainty of its realization. The Company had no deferred tax assets at December 31, 2012.